UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: October 7, 2005


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)


          Reckson Associates Realty Corp. - Maryland                      Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                               11-3233650
(State or other jurisdiction of incorporation or organization)          Reckson Operating Partnership, L.P. -
                                                                                         11-3233647
                                                                                  (IRS Employer ID Number)
                       225 Broadhollow Road                                                 11747
                        Melville, New York                                               (Zip Code)
             (Address of principal executive offices)



                                    1-13762
                           (Commission File Number)

                                (631) 694-6900
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         On October 7, 2005, Reckson Associates Realty Corp. ("Reckson"), through a wholly-owned subsidiary, completed the acquisition of an approximately 1.1 million square foot Class A office complex located at 204 EAB Plaza in Uniondale, New York from Galaxy LI Associates, LLC (the "Seller"). The purchase price for EAB Plaza, now known as Reckson Plaza, was approximately $240.0 million. In addition, Reckson acquired from the Seller an approximately 8.2-acre development site adjacent to EAB Plaza for approximately $19.0 million. Reckson's $27.6 million mezzanine loan to the Seller was repaid upon the closing of the acquisition.

         A copy of Reckson's press release announcing the acquisition of EAB Plaza is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information contained in Exhibit 99.1 shall not be deemed "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any registration statement filed by Reckson or Reckson Operating Partnership, L.P. under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

         Financial Statements relating to the acquisition described in Item
2.01 have not been included in this Current Report on Form 8-K and will be filed on or before December 23, 2005.

         (d)      Exhibits

         99.1 Reckson Associates Realty Corp. Press Release, dated October 12, 2005, announcing the acquisition of EAB Plaza.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RECKSON ASSOCIATES REALTY CORP.


                                   By:      /s/ Michael Maturo
                                      ---------------------------------------
                                      Michael Maturo
                                      Executive Vice President
                                      and Chief Financial Officer


                                   RECKSON OPERATING PARTNERSHIP, L.P.

                                   By:  Reckson Associates Realty Corp.,
                                        its General Partner


                                   By:      /s/ Michael Maturo
                                      ---------------------------------------
                                        Michael Maturo
                                        Executive Vice President
                                        and Chief Financial Officer


Date:  October 14, 2005


                                      2